LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MAY 1, 2012, OF LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

Effective August 1, 2012, the following text found in (i) the last sentence of the first paragraph of the section of the fund’s Summary Prospectus and Prospectus titled “Principal investment strategies,” (ii) the first sentence of the section of the fund’s Prospectus titled “Foreign securities,” and (iii) the last sentence of the second paragraph of the section of the fund’s Statement of Additional Information titled “Principal Investment Strategies and Certain Limitations” is deleted:

The fund may also invest in U.S. dollar-denominated fixed income securities of foreign issuers.

and is replaced with the following:

The fund may invest up to 25% of its assets in securities of non-U.S. issuers.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus and Prospectus.

Effective August 1, 2012, the fund will be renamed Western Asset Short-Term Bond Fund.

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Except as noted below, all references to Class C shares in the fund’s Summary Prospectus and Prospectus shall instead be read as referring to Class C1 shares. Following the reclassification, Class C1 shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

Effective August 1, 2012, Class R1 shares will be reclassified as new Class C shares. All references to Class R1 shares in the fund’s Summary Prospectus and Prospectus shall instead be read as referring to Class C shares. In addition, all existing references to Class C shares in the section of the fund’s Prospectus titled “Choosing a class of shares to buy” shall refer to new Class C shares.

Effective August 1, 2012, the following amends anything to the contrary in the section of the fund’s Summary Prospectus and Prospectus titled “Fees and expenses of the fund”:

Shareholder fees (fees paid directly from your investment)

Class C (Class R1 prior to August 1, 2012)

Maximum sales charge (load) imposed on purchases (as a % of offering price) (%)	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (%)	1.00

Small account fee[1]	$15

[1]    If your shares are held in a direct account and the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

Effective August 1, 2012, the following amends anything to the contrary in the section of the fund’s Summary Prospectus and Prospectus titled “Purchase and sale of fund shares”:

Investment minimum initial/additional investment ($)

	Class C(♦) (Class R1 prior to August 1, 2012)	Class C1(+) (Class C prior to August 1, 2012)

General	1,000/50	1,000/50

Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50

IRAs	250/50	250/50

SIMPLE IRAs	None/None	None/None

Systematic Investment Plans	50/50	50/50

Clients of Eligible Financial Intermediaries	N/A	N/A

Eligible Investment Programs	N/A	N/A

Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	N/A(+)

Other Retirement Plans	None/None	N/A

Institutional Investors	1,000/50	1,000/50

(♦)

Initial investments in Class C (formerly Class R1) shares may be combined with existing investment amounts in Class C1 (formerly Class C) shares for the purposes of satisfying the initial investment minimums of Class C (formerly Class R1) shares.

(+)

Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

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